UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2026
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Park Hotels & Resorts Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)
(571) 302-5757
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 24, 2026, Park Hotels & Resorts Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). Stockholders voted as set forth below on the proposals presented for a vote. Each such proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 12, 2026 (the “2026 Proxy Statement”).

Proposal 1. Election of Directors

The Company’s stockholders elected the nine persons listed below to serve as directors until the 2027 annual meeting of stockholders and until their successors have been duly elected and qualify, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	143,196,913	5,128,647	1,811,061	17,250,275
Patricia M. Bedient	144,880,103	4,966,127	290,391	17,250,275
Thomas D. Eckert	146,066,705	3,779,330	290,586	17,250,275
Geoffrey M. Garrett	146,889,120	2,934,374	313,127	17,250,275
Christie B. Kelly	147,473,131	2,372,799	290,691	17,250,275
Terri D. McClements	146,119,161	3,654,251	363,209	17,250,275
Thomas A. Natelli	146,942,661	2,897,220	296,740	17,250,275
Timothy J. Naughton	146,674,568	3,172,007	290,046	17,250,275
Stephen I. Sadove	146,753,521	3,093,416	289,684	17,250,275

Proposal 2. Advisory Vote to Approve Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
134,492,488	15,218,108	426,025	17,250,275

Proposal 3. Ratification of the Appointment of Ernst & Young LLP

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
166,324,640	866,633	195,623	-------

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: April 27, 2026	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer